Filed under Rule 497(e) and Rule 497(k)
Registration No. 002-83631
VALIC Company I
Dynamic Allocation Fund
(the “Fund”)
Supplement dated August 18, 2025 to the Fund’s Summary Prospectus and Prospectus,
each dated October 1, 2024, as supplemented and amended to date
At a meeting held on August 5‑6, 2025 (the “Meeting”), the Board of Directors (the “Board”) of VALIC Company I approved an Amended and Restated Investment Sub‑Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”), the Fund’s investment adviser, and AllianceBernstein, L.P. (“AllianceBernstein”) with respect to the Fund (the “Subadvisory Agreement”). AllianceBernstein will replace SunAmerica Asset Management, LLC (“SunAmerica”) as the subadviser to the Fund‑of‑Funds Component. In connection with the change in subadviser, certain changes will be made to the Fund’s principal investment strategies and techniques.
The Board has the authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. A notice will be sent to shareholders with information on how to access an Information Statement that will include information AllianceBernstein and the Subadvisory Agreement.
These changes are expected to become effective on or about September 29, 2025 (the “Effective Date”). On the Effective Date, the following changes to the Summary Prospectus and Prospectus will become effective:
All references to SunAmerica as subadviser to the Fund‑of‑Funds Component are replaced with references to AllianceBernstein.
The last sentence of the third paragraph in the section of the Summary Prospectus entitled “Fund Summary: Dynamic Allocation Fund – Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:
AllianceBernstein may change the Fund‑of‑Funds Component’s allocation among the Underlying Funds.
The last sentence of the fourth paragraph in the section of the Summary Prospectus entitled “Fund Summary: Dynamic Allocation Fund – Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:
AllianceBernstein may change the Fund‑of‑Funds Component’s allocation among the Underlying Funds, and may invest in other funds not currently among the Underlying Funds, including unaffiliated money market funds, from time to time without prior notice to investors.
The disclosure in the subsection entitled “Performance Information” is deleted in its entirety and replaced with the following:
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index (a broad-based securities index) and a blended index. The blended index is comprised of 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index (the “Blended Index”). The Blended Index is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
AllianceBernstein assumed subadvisory duties for the Fund‑of‑Funds Component on September 29, 2025. From inception through September 28, 2025, SunAmerica Asset Management, LLC was the subadviser to the Fund‑of‑Funds Component.

The disclosure in the subsection entitled “Investment Adviser,” is deleted and replaced with the following:
The Fund’s investment adviser is VALIC. The Fund is subadvised by AllianceBernstein.

Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Benjamin Sklar	2012
Portfolio Manager - Index Strategies, Co‑Portfolio Manager
Joshua Lisser	2012
Chief Investment Officer - Index Strategies, Lead Portfolio Manager
Alla Harmsworth	2025
Portfolio Manager
Defne Ozaltun	2025
Portfolio Manager
In the section entitled “Additional Information About The Funds’ Investment Objectives, Strategies And Risks,” the last sentence of the fourth paragraph in the subsection entitled “Dynamic Allocation Fund” is deleted in its entirety and replaced with the following:
AllianceBernstein may change the Fund‑of‑Funds Component’s allocation among the Underlying Funds, and may invest in other funds not currently among the Underlying Funds, including unaffiliated money market funds, from time to time without prior notice to investors.
In the section entitled “Additional Information About The Funds’ Investment Objectives, Strategies And Risks,” the last sentence of the third paragraph in the subsection entitled “Dynamic Allocation Fund – The Fund‑of‑Funds Component (70%‑90%)” is deleted in its entirety and replaced with the following:
The Fund‑of‑Funds Component is designed to include allocations to Underlying Funds that vary with respect to sub‑advisers, investment process, and investment style (such as deep value versus relative value), and include index funds or funds with passively-managed components.
In the section entitled “Additional Information About The Funds’ Investment Objectives, Strategies And Risks,” the second sentence of the eighth paragraph in the subsection entitled “Dynamic Allocation Fund – The Fund‑of‑Funds Component (70%‑90%)” is deleted in its entirety and replaced with the following:
These investments may include Underlying Funds that invest in equity securities of both U.S. and non‑U.S. companies of all market capitalizations.
In the subsection entitled “Management – Investment Subadvisers,” all references to SunAmerica as subadviser to the Fund are deleted in their entirety.
The following paragraph is added to the subsection entitled “Management – Investment Subadvisers – AllianceBernstein L.P. (“AllianceBernstein”)”:
Alla Harmsworth joined AllianceBernstein in 2015 and is currently a portfolio manager for the Multi-Assets Team. Defne Ozaltun joined AllianceBernstein in 2013 and is a portfolio manager for the Multi-Assets Team.
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